UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________
FORM 8-K
 _________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2026
 _________________________________
Hudson Pacific Properties, Inc.
Hudson Pacific Properties, L.P.
(Exact name of registrant as specified in its charter)

Hudson Pacific Properties, Inc.	Maryland	001-34789	27-1430478
Hudson Pacific Properties, L.P.	Maryland	333-202799-01	80-0579682
	(State or other jurisdiction	(Commission	(IRS Employer
	of incorporation)	File Number)	Identification No.)

11601 Wilshire Blvd., Ninth Floor
Los Angeles,	California	90025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 445-5700

Not Applicable
(Former name or former address, if changed since last report)

_________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hudson Pacific Properties, Inc.	Common Stock, $0.01 par value	HPP	New York Stock Exchange
Hudson Pacific Properties, Inc.	4.750% Series C Cumulative Redeemable Preferred Stock	HPP Pr C	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Hudson Pacific Properties, Inc    ☐

Hudson Pacific Properties, L.P.    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hudson Pacific Properties, Inc.    ☐

Hudson Pacific Properties, L.P.    ☐

Item 7.01. Regulation FD Disclosure

On October 5, 2026, Hudson Pacific Properties, Inc., a Maryland corporation (the “Company”), issued a press release (“Press Release”) announcing that its operating partnership, Hudson Pacific Properties, L.P. (the “Operating Partnership”), has commenced an offer to purchase for cash (the “Tender Offer”) up to a combined aggregate principal amount of $200,000,000 of the Operating Partnership’s outstanding 3.950% Senior Notes due 2027 (the “2027 Notes”) and 5.950% Senior Notes due 2028 (the “2028 Notes” and together with the 2027 Notes, the “Notes” and each a “Series” of Notes). The Operating Partnership is offering to purchase $100,000,000 aggregate principal amount of each Series of Notes, and the Tender Offer is subject to certain allocation procedures, including any applicable proration factor, and the satisfaction of certain conditions as set forth in an offer to purchase, dated October 5, 2026 (the “Offer to Purchase”) that has been sent to registered holders of the Notes (“Holders”) and posted online at https://www.gbsc-usa.com/hpp/. The complete terms and conditions of the Tender Offer are set forth in the Offer to Purchase. The Tender Offer will expire at 5:00 p.m., New York City time, on October 9, 2026, unless extended or earlier terminated by the Operating Partnership (the “Expiration Date”). Subject to certain exceptions described in the Offer to Purchase, tendered Notes can only be withdrawn before 5:00 p.m., New York City time, on the Expiration Date.

In addition to the applicable Tender Offer Consideration (as defined in the Offer to Purchase), Holders will also receive accrued and unpaid interest on Notes validly tendered, not validly withdrawn prior to the Expiration Date and accepted for purchase from the last interest payment date for the applicable Series to, but excluding, the date the Operating Partnership makes payment for such Notes, which date is anticipated to be October 14, 2026.

A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description
99.1	Press Release of the Company, dated October 5, 2026.
104**	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2026

HUDSON PACIFIC PROPERTIES, INC.

	By:	/s/ Mark T. Lammas
Mark T. Lammas
President
HUDSON PACIFIC PROPERTIES, L.P.
	By:	Hudson Pacific Properties, Inc., Its General Partner

	By:	/s/ Mark T. Lammas
Mark T. Lammas
President